CAVANAL HILL FUNDS

Supplement dated June 10, 2020
to the
Cavanal Hill Funds’ Prospectus
dated December 26, 2019

This Supplement provides updated information regarding Interest Rate Risk and supersedes any information to the contrary in the Cavanal Hill Funds (the “Funds”) Prospectus dated December 26, 2019.

Effective June 10, 2020, each instance of “Interest Rate Risk” under the heading “Principal Investment Risk” for each Fund is replaced with the following:

•	Interest Rate Risk — The value of the Fund’s interest-bearing investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. For a portfolio with a duration of 3 years, each 1% rise in interest rates would reduce the value of the portfolio by an estimated 3%. The Fund’s yield may decrease due to a decline in interest rates. Very low or negative interest rates may magnify interest rate risk. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Portfolio’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Further, the following more complete discussion of interest rate risk found on page 65 of the Statutory Prospectus under the heading “Investment Risks” is removed:

•	Interest Rate Risk — The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in rates typically causes a fall in values of interest bearing securities, while a fall in rates typically causes a rise in values of such securities. Interest rate risk should be modest for shorter term securities, moderate for intermediate-term securities, and high for longer-term securities. If a portfolio has a three year average maturity, then a 1% increase in interest rates would cause an estimated 3% decline in asset value of the portfolio. In addition, certain securities such as mortgage-backed obligations are subject to optional and mandatory redemption and therefore subject to risk regarding the interest rates at which redemption proceeds may be reinvested. A Fund’s yield may decrease due to a decline in interest rate.

and replaced with the following:

•	Interest Rate Risk — The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in rates typically causes a fall in values of interest bearing securities, while a fall in rates typically causes a rise in values of such securities. Interest rate risk should be modest for shorter term securities, moderate for intermediate-term securities, and high for longer-term securities. If a portfolio has a three year average maturity, then a 1% increase in interest rates would cause an estimated 3% decline in asset value of the portfolio. In addition, certain securities such as mortgage-backed obligations are subject to optional and mandatory redemption and therefore subject to risk regarding the interest rates at which redemption proceeds may be reinvested. The Fund’s yield may decrease due to a decline in interest rates. Very low or negative interest rates may magnify interest rate risk Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Portfolio’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.